SUPPLEMENT dated April 1, 1998


                              To the PROSPECTUS of

                              STANDISH EQUITY FUND
                       STANDISH INTERNATIONAL EQUITY FUND
                    STANDISH SMALL CAPITALIZATION EQUITY FUND
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

                             Dated January 28, 1998



Standish Small Capitalization Equity Fund II

         The following information replaces the Expense Information table regarding Standish Small Capitalization Equity Fund II ("Small Cap II Fund") on page 3 of the attached Prospectus:

Annual Operating Expenses                                  Small Capitalization
(as a percentage of average net assets)                           Equity Fund II

         Management Fees (after fee reduction)*                            0.00%
         12b-1 Fees                                                         None
         Other Expenses+ (after expense limitation)*                       1.00%
         Total Operating Expenses (after expense limitation)*              1.00%

-------------------
*Standish has voluntarily and temporarily agreed to limit certain expenses of the Small Cap II Fund. In the absence of such agreement, the Fund's Management Fees, Other Expenses and Total Operating Expenses (as a percentage of average net assets) for the fiscal year ended September 30, 1997 would have been: 0.60%, 2.96% and 3.56%. The Fund was subject to a different expense limitation during the fiscal year ended September 30, 1997. Standish may revise or discontinue this agreement at any time although it has no current intention to do so. +Other Expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal services.

Example

         Hypothetically assume that the Small Cap II Fund's annual return is 5% and that its operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:


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                                                           Small Capitalization
                                                                 Equity Fund II

After 1 Year                                                                $10
After 3 Years                                                                 32
After 5 Years                                                                 55
After 10 Years                                                               122

         The   purpose  of  the  above   table  is  to  assist  an  investor  in
understanding the various costs and expenses that an investor in the Small Cap II Fund will bear directly or indirectly. Total operating expenses are based on expenses for the Fund's fiscal year ended September 30, 1997 as adjusted for the current expense limitation. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about the Fund's expenses.

                                                  --------------

Standish Small Capitalization Equity Fund II

         The following disclosure replaces the information regarding the Small Cap II Fund in the footnote to the table on page 22 of the attached Prospectus:


                  Standish has voluntarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Small Cap II Fund to 1.00% of the Fund's average daily net assets. The Fund was subject to a different expense limitation during the fiscal year ended September 30, 1997. Standish may terminate or revise this agreement at any time although it has no current intention to do so. If the expense limit is exceeded, the compensation due to Standish shall be proportionately reduced by the amount of such excess by a reduction or refund thereof, subject to readjustment during the period during which the limit is in place.